Exhibit 99.1
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✓✓✓✓✓✓✓ ✓✓✓✓✓ •••• •••••

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California, $778 , 82% Florida, $106 , 11% Texas, $2 , 0% Hawaii, $28 , 3% Nevada, $10 , 1% Other, $28 , 3% California, $4,575 , 87% Florida, $97 , 2% Texas, $226 , 4% Hawaii, $2 , 0% Nevada, $35 , 1% Other, $294 , 6% California, $218 , 37% Florida, $333 , 57% Texas, $21 , 4% Hawaii, $1 , 0% Nevada, $3 , 0% Other, $9 , 2% ▪ ▪

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▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ California, $4,575 , 87% Florida, $97 , 2% Texas, $226 , 4% Hawaii, $2 , 0% Nevada, $35 , 1% Other, $294 , 6%

Average Charge off Rate (2009 - 12.31.22) Multifamily 0.19% Single Family 0.23% NOO CRE 0.30% Commercial and Industrial 0.70%

California, $2,709 , 30% Florida, $2,040 , 22% Texas, $310 , 3% Hawaii, $274 , 3% Nevada, $95 , 1% Other, $3,794 , 41% California, $1,445 , 36% Florida, $1,450 , 36% Texas, $392 , 10% Hawaii, $130 , 3% Nevada, $32 , 1% Other, $578 , 14% ▪ ▪

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FIRST FOUNDATION

INVESTOR PRESENTATION

FIRST FOUNDATION

January 2024

BANKING • PRIVATE WEALTH MANAGEMENT • TRUST SERVICES

Safe Harbor Statement

This report includes forward-looking statements within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "outlook," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." The forward-looking statements in this report are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this report and could cause us to make changes to our future plans. Those risks and uncertainties include, but are not limited to, the risk of incurring credit losses, which is an inherent risk of the banking business; the quality and quantity of our deposits; adverse developments in the financial services industry generally such as bank failures and any related impact on depositor behavior or investor sentiment; risks related to the sufficiency of liquidity; the risk that we will not be able to maintain growth at historic rates or at all; the performance of loans currently on deferral following the expiration of the respective deferral periods ; the risk that we will not be able to access the securitization market on favorable terms or at all; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; risks associated with changes in interest rates, which could adversely affect our interest income, interest rate margins, and the value of our interest-earning assets, and therefore, our future operating results; the risk that the performance of our investment management business or of the equity and bond markets could lead clients to move their funds from or close their investment accounts with us, which would reduce our assets under management and adversely affect our operating results; negative impacts of news or analyst reports about us or the financial services industry; the impacts of inflation on us and our customers; results of examinations by regulatory authorities and the possibility that such regulatory authorities may, among other things, limit our business activities or our ability to pay dividends, or impose fines, penalties or sanctions; the risk that we may be unable or that our board of directors may determine that it is inadvisable to pay future dividends at historic levels or at all; risks associated with changes in income tax laws and regulations; and risks associated with seeking new client relationships and maintaining existing client relationships.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, and other documents we file with the SEC from time to time. We urge readers of this report to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this report, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this report or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NYSE rules.

Non-GAAP Financial Measures

This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used when management believes them to be helpful in understanding the Company's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix of this presentation as of and for the quarter ended December 30, 2023. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

FIRST FOUNDATION

A Multi-Diversified Regional Financial Services Company with a Personal Touch



COMPANY
$13.3 Billion in Bank Assets
$5.2 Billion in Assets Under Management
$1.3 Billion in Trust Assets Under Advisement
Scale with a proven business model
FIRST FOUNDATION BANK
FIRST FOUNDATION ADVISORS
NYSE: FFWM
Five States: CA, TX, NV, HI, and FL
578 Employees, 31 Branch/Office Locations
CORE BUSINESSES
PERSONAL BANKING
PRIVATE BANKING
BUSINESS BANKING
PRIVATE WEALTH MANAGEMENT
TRUST SERVICES
Complementary services
TARGET CLIENTS
BUSINESS OWNERS
REAL ESTATE INVESTORS
SMALL AND MEDIUM BUSINESSES
HOAs, MSRs, 1031 EXCHANGES, TITLE AND ESCROW COMPANIES
LOCAL MUNICIPALITIES
HIGH NET WORTH INDIVIDUALS
MULTI-GENERATIONAL FAMILIES
CORPORATE EXECUTIVES
NONPROFITS
Focus on providing exceptional service

Data as of December 31, 2023

FIRST FOUNDATION

Deposits

- As of 4Q23, insured and collateralized deposits represent approximately 87% of total deposits, including accounts eligible for pass-through insurance.
- This figure has remained consistently above the 85% of total deposits reported as of 1Q23.

Insured and Collateralized vs. Uninsured Deposit Mix

($ in thousands)


$9,454,
87%
$10,812
Total
Deposits
$1,358,
13%
3Q23
Insured and Collateralized Deposits
Uninsured and Uncollateralized Deposits


$9,342,
87%
$10,689
Total
Deposits
$1,347,
13%
4Q23
Insured and Collateralized Deposits
Uninsured and Uncollateralized Deposits

FIRST FOUNDATION

Deposits

- Loan to deposit ratio of 95.2% as of 4Q23.
- Deposit levels hit low point during 1Q23 and have risen $637 million since.

Loan / Deposit Ratio



120%
100%
80%
60%
40%
20%
0%
93%
81%
78%
104%
95%
Average 90%
YE 2019
YE 2020
YE 2021
YE 2022
YE 2023
Loan/ Deposit Ratio
Average

Deposit by Type

($ in thousands)



12,000
10,000
8,000
6,000
4,000
2,000
0
$10,602
$11,047
$10,052
$10,807
$10,812
$10,689
2,016
1,050
2,202
2,668
2,666
2,271
1,074
2,238
2,743
2,721
2,306
1,049
1,949
2,364
2,263
2,769
1,150
1,947
2,281
2,660
2,973
1,250
1,901
2,275
2,413
3,144
1,253
1,943
2,882
1,468
Jan'23
Feb'23
Mar'23
Jun'23
Sep'23
Dec'23
Non-interest Bearing
Interest Bearing
Money Market
Savings
CDs

FIRST FOUNDATION

Strong Liquidity Position

Due to the proactive steps taken before March 2023, First Foundation continues to be in a strong liquidity position

- Available cash and cash equivalents held on balance sheet: $1.3 billion.
- Fully collateralized credit from the Federal Home Loan Bank: $2 billion.
- Federal Reserve discount window availability: $402 million.
- Available uncommitted credit lines: $145 million.
- Market value of unpledged securities of $142 million as of 4Q23.
- Liquidity to uninsured and uncollateralized deposits ratio of 3.0x.

$4.0 billion on- and off-balance sheet liquidity

FIRST FOUNDATION

Strong Regional Presence

- Headquartered in Dallas, TX, First Foundation has 31 branch/office locations in five states: CA, TX, NV, HI, and FL
- First Foundation's loan portfolio is primarily concentrated within the branch footprint; 72% of total loans in CA, 9% in FL, 4% in TX, 1% in NV, and 14% in other
- Expansion focused on attractive markets with positive demographic trends and business friendly environments

Presence in Some of the Fastest Growing MSAs in the Country


NEVADA
CALIFORNIA
DALLAS - HQ
TEXAS
FLORIDA
TAMPA
HAWAI'I

Located in Expanding and Affluent Markets

- Average household income of $84k versus overall U.S. average of $64k[1]

Outsized population growth in markets with large market share[1][2]

- Riverside-San Bernardino-Ontario, CA: 2.5%
- Sacramento-Roseville-Folsom, CA: 5.0%
- Las Vegas-Henderson-Paradise, NV: 5.3%

Exceptional historical and projected population growth in newly-entered markets[1]

- Dallas-Fort Worth-Arlington, TX (Historical): 6.9%[2]
- Dallas-Fort Worth-Arlington, TX (Projected): 5.0%[3]
- Naples-Marco Island, FL (Historical): 4.7%[2]
- Naples-Marco Island, FL (Projected): 6.8%[3]

FIRST FOUNDATION

Source: S&P Capital IQ; Claritas LLC; FDIC branch reports from S&P Capital IQ; Company Reports
1) As of June 2023.
2) 5 year historical.
3) 5 year projected based on Company management estimates.

Our Approach Within Attractive Markets

Three-pronged approach to market entry and presence.

1. Grow presence in business friendly and expanding markets
   - Dallas-Fort Worth Metroplex, TX
   - Naples-Marco Island, FL
2. Maintain a strong presence in mature and affluent markets
   - West Los Angeles and Pasadena, CA
   - Palos Verdes and the South Bay, CA
   - Orange County, CA
   - San Diego, CA
   - Indian Wells and Palm Springs, CA
   - San Francisco, CA
   - Sacramento, CA
   - Las Vegas, NV
   - Honolulu, HI
3. Obtain market share in secondary and stable markets[(1)]
   - Lucerne Valley: 100%
   - Running Springs: 100%
   - Big Bear Lake: 30.9%
   - El Centro: 6.1%
   - Auburn: 3.5%

Significant new opportunities for entire suite of services

Provide excellent customer service and deepen relationships

Focus on deposits as the bank of choice in local region

Source: S&P Capital IQ; Company Reports
1) As of latest FDIC branch report dated September 2023.

FIRST FOUNDATION

Serving Clients Across Generations

Educate + Protect	BUILD "Millennials"	Plan + Build	GROW "Gen X"	Consume + Distribute	ENJOY "Boomers"

Solutions for every stage in the financial journey

Personal and Business Banking
- Checking and Savings Accounts
- Money Market Accounts
- Certificate of Deposits (CDs)
- Digital Account Opening and Support
- Mobile Banking
- Full Suite of Treasury Management Offerings

Focused Consumer, Real Estate, and Commercial Lending
- SBA & Small Business
- Small Balance Business
- Equipment Finance
- Owner Occupied Real Estate
- Multifamily
- Investor Owned Real Estate
- Primary Single Family
- Rental Single Family
- Home Equity Lines of Credit
- Personal Lines of Credit

Private Wealth Management
- Wealth Planning & Advisory
- Investment Management
- Business Succession
- Philanthropy Services
- Corporate Trustee
- Nevada Asset Protection Trust
- Successor Trustee

Well-Positioned to Facilitate The Great Wealth Transfer



Greatest Generation (87<)
Silent Generation (70–87)
$48 Trillion
Baby Boomers (51–69)
Generation X & Millennials (<51)
57%
of total assets are estimated to be transferred to Generation X households.

45 million U.S. households will pass a mind-boggling $68 trillion ($48 trillion from Boomers alone) to their children — the biggest generational wealth transfer ever.*

Solutions to serve both the boomer and the next generations

Expertise on multi-generational gifting strategies and setting up the next generations for financial success

*According to report by Cerulli Associates

FIRST FOUNDATION

Technology Driving Efficiencies and Enhancing Client Experience

Nationally recognized for our investments to drive innovation

	Core Technology Tech Driving Process Efficiencies	Client Experience Tech Enhancing the Client Experience
Existing Strong Foundation	✓ Latest Fiserv Core Banking system: Precision ✓ Data warehouse / CRM – marketing and client data mining ✓ Deep integrations with loan origination systems and core ✓ AI automating workflows to drive efficiency ✓ Technology-enhanced compliance tracking ✓ Digital banking processes with open APIs ✓ Dedicated to the strictest security measures	✓ Peer-to-peer payments through Zelle® ✓ Digital signature capture for lending and deposit products ✓ Automated online deposit account opening and delivery ✓ Industry-leading commercial business banking online ✓ Automated account switching solution to move new customer direct deposits and bill pay to bank
Recent Enhancements Made / Planned	• Upgraded to Orion, state-of-the-art enterprise investment software platform for wealth management clients • Deep integration between trust accounting and portfolio management systems • New single-family loan origination system • New commercial loan origination system upgrades	• Account aggregation across institutions • New mobile and desktop consumer banking applications • New client portal for wealth management clients • Rewards deposit accounts • Financial wellness scoring

Key Partners: fiserv. · MX · Orion Advisor Tech · accutech

Traditional Banking Services → With the Same Features as a Fintech

FIRST FOUNDATION

Brand Awareness Using Digital Channels

1. AWARENESS — Search Engine Optimization

Building awareness without paid advertising by ranking highly for relevant search phrases on Google

Focused on 50-60 key terms related to our business. Ranked consistently in Top 25 nationally for high-value search phrases

Sample Search Phrases (note: rankings fluctuate daily)	National Rank[1]
"What is wealth planning"	1
"Multifamily lending"	6
"Life and wealth planning"	8
"Apartment lending"	10
"Wealth planning"	12
"Wealth planning services"	12
"Personal banking products and services"	13
"What is personal banking"	15
"Trust services"	17
"Personal banking"	18
"What is a wealth planner"	20
"Online savings"	24

Digital brand awareness significantly reduces the cost of new client acquisition



Online Savings Account | First Foundation Bank
Savings Accounts - Discover Your Options - HSBC Bank USA
High Yield Online Savings Account | Marcus by Goldman ...

2. ENGAGEMENT — Social Media

Presence on major social networks

- Engaged community of followers
- Affinity towards brand and culture

3. DELIVERY — Content Marketing

Valuable content sourced by in-house and third-party writers

- Provides education; Fosters interest
- Boosts SEO; Generates leads

Key Content Topics	Frequency
Investment Commentary	4 / year
Market Alerts	2–4 / year
The Week Ahead	50 / year
Wealth Planning	4–6 / year
Cyber Security	4 / year



THE WEEK AH
Security Tips for Online Holiday Shoppers

1) SEMRush, as of January 16, 2024; based on all internet traffic; does not include paid search; however, does include all website traffic, not just those of banks and financial services companies.

FIRST FOUNDATION

Loans

Loan Portfolio Overview

Loan Portfolio by Asset Class 4Q23
($ in millions)


$10,178
Total
Loans
Multifamily, $5,228, 52%
Commercial Business,(1) $3,258, 32%
Single-Family, $951, 9%
CRE Investment, $586, 6%
Land and Construction, $137, 1%
Consumer, $1, 0%
Other(2), $17, 0%

Loan Portfolio by State 4Q23
($ in millions)


$10,178
Total
Loans
California $7,321 72%
Florida $901 9%
Texas, $402, 4%
Hawaii, $40, 0%
Nevada, $109, 1%
Other $1,405 14%

4Q23 Yield on Originations: 8.47%
4Q23 Yield on Loans: 4.70%

Diversification by asset class and geography/state

1) Commercial Business asset class includes C&I and Commercial Owner Occupied CRE Loans.
2) Other includes premiums, discounts and deferred fees and expenses on all loans.

FIRST FOUNDATION

Loan Portfolio by Geographic Distribution

- Texas originations totaled $45 million during 4Q23 with $42 million in the commercial business.
- Florida originations totaled $52 million during 4Q23 with $47 million in the commercial business.

Commercial Business Loans 4Q23
($ in millions)



Texas, $147 , 5%
Hawaii, $9 , 0%
Nevada, $61 , 2%
Florida, $285 , 9%
Other, $1,053 , 32%
$3,258 Total Loans
California, $1,702 , 52%

Multifamily Loans 4Q23
($ in millions)



California, $4,575 , 87%
$5,228 Total Loans
Florida, $97 , 2%
Texas, $226 , 4%
Hawaii, $2 , 0%
Nevada, $35 , 1%
Other, $294 , 6%

NOO CRE Loans 4Q23
($ in millions)



Florida, $333 , 57%
$586 Total Loans
California, $218 , 37%
Texas, $21 , 4%
Hawaii, $1 , 0%
Nevada, $3 , 0%
Other, $9 , 2%

Single-Family Loans 4Q23
($ in millions)



California, $778 , 82%
$951 Total Loans
Florida, $106 , 11%
Texas, $2 , 0%
Hawaii, $28 , 3%
Nevada, $10 , 1%
Other, $28 , 3%

FIRST FOUNDATION

Net Loan Activity

4Q23 Loan Roll Forward



$10,284
$339
($157)
($287)
($1)
$0
$0
$10,178
Beginning Balance
Total Originations
Line Paydowns/ Scheduled Payments
Prepayments
Net Charge Offs
Loan Sales
Loans Acquired
Ending Balance
3Q23
4Q23

FY 2023 Loan Roll Forward



$10,726
$1,538
($841)
($1,243)
($3)
$0
$0
$10,178
Beginning Balance
Total Originations
Line Paydowns/ Scheduled Payments
Prepayments
Net Charge Offs
Loan Sales
Loans Acquired
Ending Balance
FY 2022
FY 2023

Lending Activities Limited but Focused on High Quality Commercial Business



Loan Origination Composition Trend
($ in millions)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2019
2020(1)
2021(2)
2022
2023
4Q22
4Q23
Other
Single-Family
CRE Investment
Multifamily
Commercial Business



Origination Composition
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
3%
7%
5%
35%
51%
4%
1%
4%
91%
4Q22
4Q23
Commercial Business
Multifamily
CRE Investment
Single-Family
Other

- Commercial business originations of $1.4 billion in 2023.

1) Includes $171 million in PPP loans.
2) Includes $56 million in PPP loans.

FIRST FOUNDATION

Diversified Commercial Business Portfolio

Commercial Portfolio by Industry Sectors 4Q23


Arts, Entertainment, and Recreation 2%
Professional, Scientific, and Technical Services 2%
Other (1) 9%
Public Administration 31%
Retail Trade 2%
Other Services (except Public Administration) 2%
Administrative and Support and Waste Management and Remediation Services 3%
Accommodation and Food Services 3%
Manufacturing 4%
Construction 5%
Real Estate and Rental and Leasing 7%
Finance and Insurance 30%
$3,258 Total Loans

Commercial Portfolio by Facility Type 4Q23


Commercial Line of Credit 34%
Commercial Term 15%
CRE Own Occ 11%
Municipal Financing 31%
Equipment Finance 7%
SBA 7A 1%
SBA Own Occ CRE 1%
SBA PPP 0%
$3,258 Total Loans

No sector comprises more than a 1/3 of the portfolio
Low CRE exposure

88% of commercial business portfolio is not commercial real estate

1) No individual sector within "Other" category is larger than 1.8%.

Conservative Portfolio of Residential Loans

Multifamily Loan Characteristics[(1)]	
Average Loan Size	$3.28 Million
Average LTV[(2)]	54%
Average DSCR[(3)]	1.42x
% Delinquent	0.00%

Single-Family Real Estate Loan Characteristics[(1)]	
Average Loan Size[(5)]	$689 Thousand
Average LTV[(2)]	49%
Median FICO[(4)]	765
% Delinquent	0.07%

- High credit quality with consistently low LTVs for both multifamily and single-family loans and strong DSCR ratios on multifamily loans.
- Conservative underwriting to in-place rents and higher of market or actual vacancy and expenses.
- No multifamily charge-offs since FFB's creation in 2007.
- Strong single family borrower characteristics with high FICO scores and larger loan balances.

FIRST FOUNDATION

1) Data as of December 31, 2023, unless otherwise noted.
2) Loan-to-Value ("LTV") at time of origination.
3) Debt Service Coverage Ratio ("DSCR") represents the actual fully amortizing DSCR based on the initial interest rate, loan amount and property's Net Operating Income ("NOI") at time of origination.
4) Median FICO based on the lowest median score of the borrowing entities associated with each loan at time of origination. FICO data at time of origination not available on ~6% of portfolio related to loans originated by acquired banks.
5) Excludes zero balance HELOCs.

Our Multifamily Expertise

The Bank has been originating multifamily loans since 2008 with zero losses to date on its portfolio.

Product Overview – Essential Housing Focus

- Primary focus is on small balance (average size of $3.3 million) loans on non-luxury **Essential Housing** apartment stock
  - Average property has **22 units**
  - Buildings tend to be older and smaller in size with over 60% of properties built between **1950-1980** catering towards at or below median income earners
  - Approx. 68% of the $2.4B originations in 2022 were **rent controlled** and on average 14% below market, providing potential upside in rents if units turn over
- Loans are generally fixed for 3-,5-,7- and 10- year periods
  - Weighted average life of portfolio is 5[1] years
- 30-year maturity with 30-year amortization







Conservative Underwriting

- Conservative underwriting to the lower of in-place rents or market and the higher of market or actual vacancy and expenses
  - No credit is given for future or pro forma figures for rents
- Loan amounts are underwritten to DSCRs using a qualifying rate that is higher than the initial rate for 3- and 5- year fixed loans
  - 7 and 10 year fixed are underwritten to the initial start rate
- Interest only options for lower LTV and higher DSCR properties with strong sponsorship
  - All IO loans underwritten to a fully amortizing DSCR
- Sponsors are required to meet minimum liquidity requirements of 6-12 months principal, interest, taxes and insurance, and a minimum of 10% of the loan amount

Geographic Exposure

Multifamily Loans 4Q23
($ in millions)

Vast majority of the portfolio is in rent controlled markets within California



California, $4,575 , 87%
$5,228 Total Loans
Florida, $97 , 2%
Texas, $226 , 4%
Hawaii, $2 , 0%
Nevada, $35 , 1%
Other, $294 , 6%

Exposure by Top 10 Counties	(000s)	%
Los Angeles	2,675,009	51.17%
Orange	448,370	8.58%
San Diego	385,427	7.37%
San Francisco	248,578	4.75%
Alameda	223,356	4.27%
Santa Clara	149,478	2.86%
Maricopa	146,147	2.80%
Sacramento	104,134	1.99%
Bexar	96,611	1.85%
San Mateo	79,991	1.53%
SUBTOTAL	**4,557,102**	**87.2%**
Portfolio Total	**5,227,885**	**100.0%**

FIRST FOUNDATION

1) WA Life per Moody's Analytics CMM/Impairment Studio reporting as of 12.31.2023

Industry Trends: Top Performing Asset Class

Multifamily loans have historically been the best performing of all real estate loan types

Charge offs by Loan Type for CA-Based Banks



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
09.30.2023
Single Family
Multifamily
NOO CRE
Commercial and Industrial

Average Charge off Rate (2009-9.30.23)	
Single Family	0.31%
Multifamily	**0.15%**
NOO CRE	0.29%
Commercial and Industrial	0.59%

Source: S&P Capital IQ; FDIC Call Report
Note: Charge-off rate weighted the loan balance of each bank's associated asset class. Only includes California headquartered commercial and savings banks.

FIRST FOUNDATION

Strong Credit Quality


Non-Performing Loans and Assets
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.21%
0.24%
0.55%
0.20%
0.25%
0.47%
0.30%
0.39%
0.55%
0.14%
0.11%
0.40%
0.13%
0.10%
0.32%
0.15%
0.12%
0.39%(4)
YE 2018
YE 2019
YE 2020
YE 2021
YE 2022
YE 2023
First Foundation NPAs/Assets
First Foundation NPLs/Loans
Peer NPLs/Loans(1)(2)


Net Charge-offs (NCOs)/Average Loans
0.29%
0.19%
0.09%
-0.01%
Peer Average 3.9x First Foundation
Peer NCO Average, 0.10%
First Foundation NCO Average, 0.03%
2018
2019
2020
2021
2022
2023
4Q23(4)
First Foundation NCOs/Average Loans
Peer NCOs/Average Loans(1)(3)
First Foundation NCO Average
Peer NCO Average

1) UPBR peer group includes commercial banks with assets between $3 billion and $10 billion for data through 3Q21. Starting in 4Q21 peer group includes commercial banks with assets between $10 and $100 billion.
2) Ratio defined as Total loans and leases on nonaccrual status divided by total loans and leases.
3) Ratio defined as loan and lease charge-off, net of recoveries divided by average total loans and leases.
4) Peer group data based on the most recently available UBPR report of 3Q23.

Deposits

FIRST FOUNDATION

Deposits by Geographic Distribution

- Insured and Collateralized Deposits 87%, Uninsured and Uncollateralized Deposits 13% as of 4Q23
- Florida ranks 2nd and Texas 3rd for total number of accounts raised from our nationwide digital bank channel.

Noninterest-Bearing Deposits 4Q23
($ in millions)


Florida, $245, 17%
Texas, $291, 20%
$1,468
Total Non-IB
Deposits
Hawaii, $16, 1%
Nevada, $15, 1%
Other, $197, 13%
California, $704, 48%

Core Business Deposits 4Q23
($ in millions)


Florida, $1,450 , 36%
Texas, $392 , 10%
Hawaii, $130 , 3%
Nevada, $32 , 1%
$4,703
Total
Business
Deposits
Other, $578 , 14%
California, $1,445 , 36%

Interest-Bearing Deposits 4Q23
($ in millions)


Texas, $310 , 3%
Hawaii, $274 , 3%
Nevada, $95 , 1%
lorida, $2,04
, 22%
$9,221
Total IB
Deposits
Other, $3,794 , 41%
California, $2,709 , 30%

FIRST FOUNDATION

Digital Deposit Channel Success

Launched digital consumer deposit channel in 3Q19

Products

- Online savings – 2019
- Online CDs – 2020
- Online checking – 2020
- Online money market – 2022

Account Data

- Balances: $925 million as of 4Q23
    - 6% growth quarter over quarter
- Good granularity of clients: ~ 12,000
- Over 89% new clients
- Reaching new, younger client audience
- Average account size: ~$76 K

Benefits

- Strong retention experience when dropping rates
- Low costs to obtain and service
- Expanded digital experience into our retail branches to include paperless onboarding and in branch support for online opening

Number of Accounts by Generation 4Q23



Silent Gen (80-96)
3%
Gen Z (18-28)
9%
Millennial (29-43)
34%
Gen X (44-58)
25%
Baby Boomer (59-79)
29%

68% of digital bank clients are younger than Baby Boomers

Growth Driven by Digital Marketing Strategy ($ in millions)



$1,200
$1,000
$800
$600
$400
$200
$0
12,000
10,000
8,000
6,000
4,000
2,000
0
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Account Balance
Number of Accounts

FIRST FOUNDATION

Wealth Management and Trust

Comprehensive Offering for High-Net-Worth Clients

INVESTMENT MANAGEMENT | WEALTH PLANNING | ASSET ALLOCATION

PHILANTHROPY SERVICES | TRUST SERVICES | LEGACY PLANNING

Key Characteristics

- Lead with sophisticated financial planning to address client needs
- Open architecture investment philosophy with mix of stocks, bonds, mutual funds, ETFs, private equity, REITs, and separately managed accounts
- In-house investment capabilities with strong performance
- Fee-only model (vs. commission-based brokerage) with avg. fee of 60-70 bps
- Significant cross promotion opportunities with bank, trust, and philanthropy services
- Ability to deepen relationship with multiple generations of the family because of trust and philanthropy business
- 100% of new Assets Under Management ("AUM") and Assets Under Advisement ("AUA") through organic growth, more stable than M&A
- Presence in affluent communities throughout CA such as Pasadena, San Diego, West Los Angeles, Orange County, in addition to expanding into Naples, FL in 2022
- Combined Advisory and Trust business pre-tax profit margin of 28% in 4Q23 (29% in 3Q23)

In-House Expertise to Serve Clients

Wealth Planning

- Lead with planning
- Entry point to client's total financial picture

Asset Allocation

- Manage custom investment strategies to serve clients across the risk and return spectrum
- Utilizes a mix of equities, fixed income, real estate, and alternative assets
- Open architecture

Portfolio Construction

- Conduct due diligence
- Create custom portfolios to match clients' goals
- Monitor, report, and adjust as necessary

Loyal Clients and Growing Assets

Profile of Client Growth

- Target client of $3 million to $50 million in investible assets
- Clients are high-net-worth individuals and families (as opposed to institutional)
- Serve as central point of contact for clients' financial matters
- Average size of new clients is increasing as model attracts higher net worth clients
- New client referrals through centers of influence ("COIs") and partner channels, which is difficult for other RIAs to replicate
  - 30+ year track record of building relationships with COIs– shows trust in ability to serve complex client cases
- Client referrals from existing clients – shows loyalty across clients



Referrals from Centers of Influence
Attorneys, CPAs, and Schwab Advisory Network
CLIENTS
Target Investible Assets: $3 million to $50 million
Referrals from Existing Clients
Approx. 20% from loyal clients
Recruit New Advisors
Qualified advisors join firm and attract new clients

Wealth Management AUM and Trust AUA ($ in millions)



5% CAGR
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,327
$888
$4,438
$6,032
$1,105
$4,927
$7,026
$1,345
$5,681
$6,261
$1,276
$4,985
$6,528
$1,278
$5,250
Stable organic growth
YE 2019
YE 2020
YE 2021
YE 2022
YE2023
Wealth Management AUM
Trust AUA

FIRST FOUNDATION

Profitability

Net Interest Income

- NII and NIM were adversely impacted due to Fed interest rate actions since 2022. NIM compression is expected if Fed continues with interest rate increases



Net Interest Income
($ in millions)
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$170.0
$196.6
$233.3
$318.7
$202.3
$74.7
$42.5
2019
2020
2021
2022
2023
4Q22
4Q23



Average Interest-Earning Assets
($ in millions)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$5,921
$6,498
$7,409
$10,938
$12,738
$12,653
YE 2019
YE 2020
YE 2021
YE 2022
YE 2023
4Q23
Loans
Securities
Other



Net Interest Margin
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.31%
3.19%
3.50%
3.84%
4.12%
4.32%
4.51%
4.56%
4.62%
3.17%
3.00%
3.18%
3.10%
2.45%
1.83%
1.51%
1.66%
1.36%
0.26%
0.32%
0.54%
1.23%
2.52%
3.41%
3.97%
4.01%
4.19%
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
Earning Assets Yield
Net Interest Margin
Cost of Interest-Bearing Liabilities (1)

1) Cost of interest-bearing liabilities excludes the positive impact of non-interest-bearing deposits.

FIRST FOUNDATION

Attractive Noninterest Fee Income

Recurring[1] Noninterest Income
($ in millions)


$70
$60
$50
$40
$30
$20
$10
$0
$40.6
$4.2
$7.7
$5.6
$23.1
$54.2
$15.1
$9.6
$6.1
$23.4
$68.4
$21.5
$10.9
$7.6
$28.4
$50.5
$11.7
$9.8
$29.0
$44.5
$9.2
$7.1
$28.2
$13.0
$3.2
$3.3
$6.5
$11.0
$2.3
$1.9
$6.8
2019
2020
2021
2022
2023
4Q22
4Q23
Investment advisory fees
Trust and consulting fees
Loan and deposit fees
Gain on sale of loans

Recurring[1] Noninterest Income Breakdown 2023


21%
16%
63%
$45 Million
Investment advisory fees
Trust and consulting fees
Loan and deposit fees

- Proven ability to generate consistent noninterest recurring fee income.
- Fee income diversifies First Foundation's operating revenue stream with 18% generated from recurring noninterest income for 4Q23.

1) Recurring revenue includes all noninterest income excluding revenue in the "other" category.

FIRST FOUNDATION

Efficient Operating Platform



Noninterest Expense / Average Assets
2.30%
2.05%
1.80%
1.55%
1.30%
1.05%
0.80%
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
106 bps Δ
First Foundation Total (1)
First Foundation Excluding customer service (1)
Bank Peer group (2)

- Leveraging its investments in personnel and technology, First Foundation has consistently lowered its noninterest expense to average assets and is currently operating at a significant advantage to peers.

FIRST FOUNDATION

1) Non-GAAP measure. See "Non-GAAP Financial Measures".
2) Uniform Bank Performance Report ("UBPR") Peer group includes commercial banks with assets between $3 billion and $10 billion for data through 3Q21. Starting in 4Q21 peer group includes commercial banks with assets between $10 and $100 billion. Peer group data based on the most recently available UBPR report of 3Q23.

Track Record of Delivering Profitability

Adjusted Return on Average Assets[1]



0.94%
1.28%
1.43%
1.00%
0.13%
0.63%
0.09%
2019
2020
2021
2022
2023
4Q22
4Q23

Return on Average Tangible Common Equity[1]



11.9%
15.5%
16.9%
13.0%
1.9%
8.8%
1.2%
2019
2020
2021
2022
2023
4Q22
4Q23

Efficiency Ratio[1]



60.2%
49.3%
47.5%
58.6%
93.4%
70.9%
98.5%
2019
2020
2021
2022
2023
4Q22
4Q23

Adjusted Diluted Earnings Per Share[1]



$1.29
$1.91
$2.43
$2.02
$0.31
$0.35
$0.05
2019
2020
2021
2022
2023
4Q22
4Q23

1) Non-GAAP measure. See "Non-GAAP Financial Measures".

FIRST FOUNDATION

Securities Portfolio

- 87% of investment portfolio is government guaranteed
- Highly liquid and pledgeable Portfolio

- HTM unrealized loss $56 Million[1]
- AFS unrealized loss $15 Million[1]
- Total unrealized loss $71 Million[1]

Investment Securities 4Q23
($ in thousands)


1%
27%
$1,521
MM Total
60%
8%
0%
1%
3%
CMO
MBS
Munis
SBA
FHLMC
Corporate
Treasury

Securities Mix 4Q23
($ in thousands)


$1,521
MM Total
53%
47%
AFS
HTM

1) Tax-effected.

Why First Foundation

Financial Performance

- Strong and stable revenue from core operations
- Recurring non-interest revenue from in-house wealth management and trust operations
- Diversified and high-quality loans

Valuable Business Model

- Commercial banking model augmented with wealth management and trust expertise
- Organic growth strategy complemented by strategic acquisitions
- Valuable client base with cross promotion opportunities. Strong presence in geographic markets with high household income
- Technology-centric infrastructure to enhance the client experience and drive efficiency

Leadership and Culture

- Experienced and proven management team
- Talented workforce with client-centric culture
- Significant insider ownership aligned with shareholders' interests

Credit Quality

- Conservative credit culture driving superior asset quality
- Very low non-performing assets
- Low to minimal historical charge-offs
- Well capitalized

Appendix

A Tradition of Serving Our Clients

History of First Foundation

1990 – The Keller Group was created as an RIA to provide private wealth management services

2004 – Created services to meet the needs of individuals, families, and businesses.

2007 – First Foundation Bank was created as a de novo banking charter.

2008 – Philanthropy Services are added to complement HNW business.

2010 – First Foundation is adopted as the name for all affiliates.

2011 – First Foundation San Diego Office opens for business.

2012 – First Foundation Bank acquires Desert Commercial Bank.
First Foundation West Los Angeles opens for business.

2013 – First Foundation Las Vegas Office opens for business.
First Foundation begins offering trust services.

2014 – First Foundation lists shares on NASDAQ Global Stock Market under ticker "FFWM"

2015 – First Foundation enters Hawaii market through acquisition of Pacific Rim Bank.

2016 – First Foundation Bank opens offices in Laguna Hills and Seal Beach.

2017 – First Foundation expands into Sacramento, Auburn, and Roseville through acquisition of Community 1st Bancorp

2018 – First Foundation expands in LA with office in Palos Verdes Estates through acquisition of PBB Bancorp

2020 – First Foundation enhances digital offering through partnership with leading FinTech provider.

2021-22 – Relocation of Principal Executive Office to Dallas, TX. Expands into Florida through acquisition of TGR Financial.

The path First Foundation Inc. has taken to provide banking, trust, financial planning, investment management, estate and legacy planning and consulting services to our clients, all under one roof and all under this level of care, is a path not often traveled. But we prefer it this way. At First Foundation Inc., we've never taken the easy path, but we've always chosen the right one – for our clients, our communities, and our stakeholders.

Industry Recognition

A sampling of awards and accolades received

2021 Vision List – Outperforming Stock
First Foundation Inc. (FFWM) made B Riley's Vision List which is a list of the top-24 stocks across all industries selected by analysts to outperform the small-cap benchmark Russell 2000 Index in the current year. Each year analysts are tasked to identify a single, immutable pick to outperform based on a set of defined criteria.

Model Bank Employee Enablement
First Foundation Bank was recognized as a Model Bank for Employee Enablement by Celent as we developed an integrated back-end and front-end data warehouse and employee intranet designed to keep everything connected and in sync.

2021 Civic 50
First Foundation was included in the OneOC Civic 50 list, which is compiled annually to spotlight those companies who are civic-minded within the communities they serve.

Barron's Top 100 Independent Advisors
America's top independent financial advisors, as identified by Barron's. The ranking reflects the volume of assets overseen by the advisors and their teams, revenues generated for the firms, and the quality of the advisors' practices.

Bank & Thrift Sm-All Stars Class of 2022: FFWM
The Sm-All Stars represent the top performing small-cap banks and thrifts in the country. This is the third time FFWM was one of 35 banks chosen. According to Piper Sandler, banks selected have superior performance metrics in growth, profitability, credit quality and capital strength.

Best Performing Bank in 2021 with Assets Greater than $10B
First Foundation Bank ranked as the 6th best performing bank in 2021 with assets greater than $10B. S&P Global Market Intelligence calculated score for each bank on six key metrics.

Best-in-Class for HR Management
Gallagher, a global human resources consulting firm, has awarded our team with an award for Best-in-Class for HR Management from their 2019 Benefits Strategy and Benchmarking Survey.

CNBC FA 100
The CNBC FA 100 recognizes the advisory firms that top the list when it comes to offering a comprehensive planning and financial service that helps clients navigate through their complex financial life.

Bank Director Best Small Regional Bank
First Foundation Bank (FFB) was selected as the Top 4 small regional bank in the nation in the most recent ranking by Bank Director. The list selected the top 10 banks in each peer group based on several metrics provided by S&P Global Market Intelligence as of year-end 2020 and then studied and ranked each bank further for its performance.

Featured in the Media

First Foundation is a contributor to the media on important topics related to our industry

WALL STREET JOURNAL CNBC BARRON'S MarketWatch

See disclosures at: https://www.firstfoundationinc.com/important-disclosure-information.

FIRST FOUNDATION

Selected Financial Information

Financial Highlights: FY 2023			
Loans	$10.2 Billion	**Revenue:**	$252 Million
Deposits	$10.7 Billion	**Adjusted Net Income**[(1)]	$17.6 Million
Total Assets	$13.3 Billion	**Adjusted ROAA**[(1)]	0.13%
FFA AUM & Trust AUA	$6.5 Billion	**ROATCE**[(1)]	1.92%
TBV per share[(1)]	$16.30	**Efficiency Ratio**[(1)]	93.4%

1) Non-GAAP measure. See "Non-GAAP Financial Measures".

Current Expected Credit Losses ("CECL")

Reserves

- Allowance for Credit Loss of 29 bps of total loan held for investment includes a net increase of $10 thousand in 4Q23 as a result of a $296 thousand increase in reserve on loans and $447 thousand related to aggregate reserve for impaired and PCD loans, offset by a decrease of $732 thousand in qualitative adjustments to the loan portfolio to reflect updated adjustment for the repricing and interest rate risk in the multifamily portfolio and increased level of criticized loans not impaired.

CECL Methodology

- Probability of Default ("PD") and Loss Given Default ("LGD") term structure approach for majority of loan portfolio (97% of Non-PCD portfolio) with Loss Rate approach for remainder of Non-PCD loan portfolio.
- PCD loans associated with the TGR Financial acquisition were individually assessed for credit losses based on methodologies consistent with the CECL standards.
- Reasonable and supportable forecast period of 2 years using a weighting of Moody's consensus and alternative economic scenarios.
- Reversion to long run historical PDs and LGDs after 2 year period.

Ongoing Impact

- Management expects key drivers of provisioning and reserving under CECL standard going forward to include:
  - Replenishment of reserves for net charge-offs
  - Change in portfolio size and composition
  - All other macroeconomic variables and loan level characteristics
- Ongoing reserve levels will continue to utilize quantitative and qualitative information.

FIRST FOUNDATION

Balance Sheet and Equity Capital



TCE/TA(1)
8.31%
8.75%
8.44%
7.13%
6.91%
YE 2019
YE 2020
YE 2021
YE 2022
YE 2023
Tier I Leverage Ratio(2)
8.22% 8.25%
8.98% 8.93%
8.53% 8.43%
8.59%
7.44%
8.35%
7.20%
YE 2019
YE 2020
YE 2021
YE 2022
YE 2023
Bank
Consolidated
TBV Per Share(1)
9.0% CAGR
$11.57
$13.44
$14.92
$16.20
$16.30
YE 2019
YE 2020
YE 2021
YE 2022
YE 2023
Total Risk-Based Capital Ratio(2)
11.12% 11.15%
12.25% 12.17%
12.04% 11.90%
11.01% 11.29%
12.00% 12.27%
YE 2019
YE 2020
YE 2021
YE 2022
YE 2023
Bank
Consolidated

1) Use of Non-GAAP Measures
2) Regulatory capital ratios for 3Q23 are preliminary until filing of our September 30, 2023 FDIC call report.

FIRST FOUNDATION

Non-GAAP Return on Average Tangible Common Equity (ROATCE), Adjusted Return on Average Assets and Net Income

Return on average tangible common equity was calculated by excluding average goodwill and intangibles assets from the average shareholders' equity during the associated periods. Adjusted return on average assets represents adjusted net income attributable to common shareholders divided by average total assets. Adjusted net income attributable to common shareholders includes various adjustments to net income, including an adjustment for non-cash goodwill impairment charges, and any associated tax effect of those adjustments during the associated periods.

The table below provides a reconciliation of the GAAP measure of return on average equity to the non-GAAP measure of return on average tangible common equity. The table below also provides a reconciliation of the GAAP measure of net income (loss) to the non-GAAP measure of adjusted net income attributable to common shareholders. The table below also provides a reconciliation of the GAAP measure of return on average assets to the non-GAAP measure of adjusted return on average assets.

($ in thousands)							Three Months Ended,	
Unaudited	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023	12/31/2022	12/31/2023
Average shareholders' equity	$ 474,256	$ 585,728	$ 649,031	$ 759,101	$ 1,100,684	$ 1,017,884	$ 1,128,276	$ 919,667
Less: Average goodwill and intangible assets	69,177	98,291	96,209	104,355	222,393	105,093	222,062	5,143
Average tangible common equity	$ 405,080	$ 487,437	$ 552,823	$ 654,746	$ 878,291	$ 912,791	$ 906,215	$ 914,524
Average total assets	5,300,243	6,156,739	6,690,422	7,733,279	11,456,932	13,149,454	12,728,499	13,129,807
Net Income	$ 42,958	$ 56,239	$ 84,369	$ 109,511	$ 110,512	$ (199,064)	$ 17,354	$ 2,548
Add: Goodwill impairment	-	-	-	-	-	215,252	-	-
Adjustments:								
Plus: Amortization of intangible assets expense	2,043	2,291	1,895	1,579	1,914	1,636	454	389
Plus/(Less): Merger related costs	-	-	-	-	(36)	-	-	-
Plus: Professional service costs	-	-	-	-	971	1,374	971	-
Plus: Valuation loss on equity investment	-	-	-	-	6,250	-	6,250	-
Plus: Severance costs	-	-	-	-	-	748	-	-
Less: Incentive compensation reversal	-	-	-	-	(4,150)	-	(4,150)	-
Less: Stock compensation reversal	-	-	-	-	-	(1,118)	-	-
Less: FDIC insurance expense refund	-	-	-	-	-	(724)	-	-
Total Adjustments	2,043	2,291	1,895	1,579	4,949	1,916	3,525	389
Less: Tax effect on adjustments	(592)	(664)	(550)	(458)	(1,400)	(536)	(987)	(109)
Adjusted Net Income (loss) available to common shareholders	$ 44,408	$ 57,866	$ 85,714	$ 110,632	$ 114,061	$ 17,568	$ 19,892	$ 2,828
Tax rate utilized for calculating tax effect on adjustments	29%	29%	29%	29%	28%	28%	28%	28%
Return on average equity[1]	**9.1%**	**9.6%**	**13.0%**	**14.4%**	**10.0%**	**-19.6%**	**6.2%**	**1.1%**
Return on average tangible common equity[2]	**11.0%**	**11.9%**	**15.5%**	**16.9%**	**13.0%**	**1.9%**	**8.8%**	**1.2%**
Return on average assets[3]	**0.81%**	**0.91%**	**1.26%**	**1.42%**	**0.96%**	**-1.51%**	**0.55%**	**0.08%**
Adjusted return on average assets[4][5]	**0.84%**	**0.94%**	**1.28%**	**1.43%**	**1.00%**	**0.13%**	**0.63%**	**0.09%**

1) Annualized net income divided by average shareholders' equity.
2) Annualized adjusted net income available to common shareholders divided by average tangible common equity.
3) Annualized net income divided by average assets.
4) Annualized adjusted net income divided by average assets.
5) Use of Non-GAAP measure.

Non-GAAP Efficiency Ratio

Efficiency ratio is a non-GAAP financial measurement determined by methods other than in accordance with U.S. GAAP. This figure represents the ratio of adjusted noninterest expense to adjusted revenue.

The table below provides a calculation of the non-GAAP measure of efficiency ratio.

($ in thousands)							Three Months Ended,	
Unaudited	**FY 2018**	**FY 2019**	**FY 2020**	**FY 2021**	**FY 2022**	**FY 2023**	**12/31/2022**	**12/31/2023**
Total noninterest expense	$ 127,075	$ 129,594	$ 125,778	$ 148,086	$ 216,589	$ 452,202	$ 59,824	$ 55,892
Less: Amortization of intangible assets expense	(2,043)	(2,291)	(1,895)	(1,579)	(1,914)	(1,636)	(454)	(389)
(Less)/Plus: Merger-related expense	(3,794)	-	-	(2,606)	36	-	-	-
Less: Professional service costs	-	-	-	-	(971)	(1,374)	(971)	-
Less: Severance costs	-	-	-	-	-	(748)	-	-
Less: Goodwill impairment	-	-	-	-	-	(215,252)	-	-
Plus: Incentive compensation reversal	-	-	-	-	4,150	-	4,150	-
Plus: Stock compensation reversal	-	-	-	-	-	1,118	-	-
Plus: FDIC insurance expense refund	-	-	-	-	-	724	-	-
Adjusted Noninterest expense	**$ 121,238**	**$ 127,303**	**$ 123,883**	**$ 143,901**	**$ 217,890**	**$ 235,034**	**$ 62,549**	**$ 55,503**
Net interest income	$ 155,610	$ 169,954	$ 196,644	$ 233,284	$ 318,690	$ 202,305	$ 74,719	$ 42,493
Plus: Total noninterest income	35,771	41,776	54,647	70,453	48,234	49,351	7,223	13,876
Plus: Valuation loss on equity investment	-	-	-	-	6,250	-	6,250	-
Less: Net gain (loss) from other real estate owned	-	(742)	-	-	-	-	-	-
Less: Net gain (loss) from securities	-	316	-	-	-	-	-	-
Less: Net gain on other equity investments	-	-	-	(1,069)	-	-	-	-
Less: Net gain on sale-leaseback	-	-	-	-	(1,111)	-	-	-
Adjusted Revenue	**$ 191,381**	**$ 211,304**	**$ 251,291**	**$ 302,668**	**$ 372,063**	**$ 251,656**	**$ 88,192**	**$ 56,369**
Efficiency Ratio	**63.3%**	**60.2%**	**49.3%**	**47.5%**	**58.6%**	**93.4%**	**70.9%**	**98.5%**

FIRST FOUNDATION

Non-GAAP Noninterest Expense to Average Assets Ratio

Noninterest expense to average asset ratio is a non- GAAP financial measurement determined by methods other than in accordance with U.S. GAAP. This figure represents the ratio of noninterest expense less amortization of intangible assets expense to the average assets during the associated periods for First Foundation Bank. We believe this non-GAAP measure is important to investors and provides meaningful supplemental information regarding the performance of the Company. This non-GAAP measure should not be considered a substitute for financial measures presented in accordance with GAAP and may differ from similarly titled measures reported by other companies.

The table below provides a calculation of the non-GAAP measure of noninterest expense to average assets for FFB Consolidated.

($ in thousands) - Unaudited	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23
Noninterest Expense to Average Assets Ratio										
Total noninterest expense	$ 31,488	$ 32,440	$ 40,101	$ 42,032	$ 53,571	$ 52,915	$ 51,645	$ 265,952	$ 57,988	$ 50,182
Less: Amortization of intangible assets expense	(372)	(365)	(509)	(491)	(459)	(454)	(434)	(419)	(393)	(389)
(Less)/Plus: Merger-related expense	(384)	(1,056)	36	-	-	-	-	-	-	-
Less: Professional service costs	-	-	-	-	-	(971)	(782)	(342)	(250)	-
Less: Severance costs	-	-	-	-	-	-	(468)	(280)	-	-
Less: Goodwill impairment	-	-	-	-	-	-	-	(215,252)	-	-
Plus: Bonus accrual adjustment	-	-	-	-	-	2,850	-	-	-	-
Plus: Stock compensation reversal	-	-	-	-	-	-	1,118	-	-	-
Plus: FDIC insurance expense refund	-	-	-	-	-	-	724	-	-	-
Adjusted Noninterest expense	**$ 30,732**	**$ 31,019**	**$ 39,628**	**$ 41,541**	**$ 53,112**	**$ 54,340**	**$ 51,803**	**$ 49,659**	**$ 57,345**	**$ 49,793**
Less: Customer service expense	(2,512)	(2,140)	(1,788)	(4,611)	(13,560)	(18,219)	(16,715)	(19,004)	(24,683)	(16,404)
Adjusted Noninterest expense exc. customer service expense	**$ 28,220**	**$ 28,879**	**$ 37,840**	**$ 36,930**	**$ 39,552**	**$ 36,121**	**$ 35,088**	**$ 30,655**	**$ 32,662**	**$ 33,389**
Average Assets	7,922,934	8,088,622	10,391,150	10,720,238	11,757,962	12,680,435	13,220,269	13,388,980	12,882,518	12,957,912
Noninterest Expense to Average Assets Ratio	**1.55%**	**1.53%**	**1.53%**	**1.55%**	**1.81%**	**1.71%**	**1.57%**	**1.48%**	**1.78%**	**1.54%**
Noninterest Expense exc. Customer Service Expense	**1.42%**	**1.43%**	**1.46%**	**1.38%**	**1.35%**	**1.14%**	**1.06%**	**0.92%**	**1.01%**	**1.03%**

Non-GAAP Tangible Common Equity Ratio, Tangible Book value Per Share, And Adjusted Earnings Per Share

Tangible shareholders' equity, tangible common equity to tangible asset ratio, tangible book value per share, and adjusted earnings per share (basic and diluted) are non-GAAP financial measurements determined by methods other than in accordance with U.S. GAAP. Tangible shareholder's equity is calculated by taking shareholder's equity and subtracting goodwill and intangible assets. Tangible common equity to tangible asset ratio is calculated by taking tangible shareholders' equity and dividing by tangible assets which is total assets excluding the balance of goodwill and intangible assets. Tangible book value per share is calculated by dividing tangible shareholders' equity by basic common shares outstanding, as compared to book value per share, which is calculated by dividing shareholders' equity by basic common shares outstanding. Adjusted earnings per share (basic and diluted) is calculated by dividing adjusted net income attributable to common shareholders by average common shares outstanding (basic and diluted). The reconciliation of GAAP net (loss) income to adjusted net income attributable to common shareholders is presented on slide 40 in "Non-GAAP Return on Average Tangible Common Equity (ROATCE), Adjusted Return on Average Assets and Net Income."

The table below provides a reconciliation of the GAAP measure of shareholders' equity to tangible shareholders' equity. The table below also provides a reconciliation of the GAAP measure of equity to asset ratio to the non-GAAP measure of tangible common equity to tangible assets ratio. The table below also provides a reconciliation of GAAP measure of book value per share to the non-GAAP measure of tangible book value per share. The table below also provides a reconciliation of the GAAP measure of net (loss) income per share (basic and diluted) to the non-GAAP measure of adjusted earnings per share (basic and diluted).

($ in thousands, except per share amounts)	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023
Unaudited						
Shareholders' equity	$ 559,184	$ 613,869	$ 695,711	$ 1,064,051	$ 1,134,378	$ 925,343
Less: Goodwill and intangible assets	99,482	97,191	95,296	222,125	221,835	4,948
Tangible Common Equity	$ 459,702	$ 516,678	$ 600,415	$ 841,926	$ 912,543	$ 920,395
Total assets	$ 5,840,412	$ 6,314,436	$ 6,957,160	$10,196,204	$13,014,179	$13,327,248
Less: Goodwill and intangible assets	99,482	97,191	95,296	222,125	221,835	4,948
Tangible assets	$ 5,740,930	$ 6,217,245	$ 6,861,864	$ 9,974,079	$12,792,344	$13,322,300
Equity to Asset Ratio	9.57%	9.72%	10.00%	10.44%	8.72%	6.94%
Tangible Common Equity Ratio	**8.01%**	**8.31%**	**8.75%**	**8.44%**	**7.13%**	**6.91%**
Book value per share	$12.57	$13.74	$15.58	$18.86	$20.14	$16.39
Tangible book value per share	**$10.33**	**$11.57**	**$13.44**	**$14.92**	**$16.20**	**$16.30**
Basic common shares outstanding	44,496,007	44,670,743	44,667,650	56,432,070	56,325,242	56,467,623
Adjusted net income available to common shareholders	$ 44,408	$ 57,866	$ 85,714	$ 110,632	$ 114,061	$ 17,568
Average basic common shares outstanding	42,092,361	44,617,361	44,639,430	45,272,183	56,422,450	56,426,093
Average diluted common shares outstanding	42,567,108	44,911,265	44,900,805	45,459,540	56,490,060	56,426,093
Earnings per share (basic)	$1.02	$1.26	$1.89	$2.42	$1.96	($3.53)
Earnings per share (diluted)	$1.01	$1.25	$1.88	$2.41	$1.96	($3.53)
Adjusted earnings per share (basic)	$1.06	$1.30	$1.92	$2.44	$2.02	$0.31
Adjusted earnings per share (diluted)	$1.04	$1.29	$1.91	$2.43	$2.02	$0.31

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